Exhibit 99.1

WEBER INC. REPORTS FISCAL FIRST-QUARTER 2023 FINANCIAL RESULTS
PALATINE, Ill., February 9, 2023 - Weber Inc. (“Weber” or “the Company”) (NYSE: WEBR), the global leader in outdoor cooking products, innovation, and technology, today announced its financial results for the fiscal first quarter 2023, ending December 31, 2022.
Weber reports its financial performance in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and as adjusted on a non-GAAP basis. Please see “Non-GAAP Financial Measures,” and “Reconciliation of GAAP to Non-GAAP Financial Information” below for additional information and reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures.
For the quarter, Weber generated net sales of $165 million, gross profit of $36 million, a net loss of $114 million, and Adjusted EBITDA loss of $30 million.
“We continue to navigate the macro environment with focus and agility while leaning into our operational expertise, deep product pipeline, and strong execution capabilities to bring our customers experiences that only Weber can create,” said Alan Matula, Chief Executive Officer of Weber. “I am incredibly proud of our team's rapid progress against our key strategic priorities. With a new season before us, we look forward to continuing to transform how the world cooks outside with our new, multi-functional LUMINTM electric grill, a griddle suite of products poised to change the game, and a pellet grill that speaks to the versatility and rich flavor outdoor cooks crave.”
FOR THE THREE MONTHS ENDED DECEMBER 31, 2022
•Net sales decreased 42%, to $165 million, from $283 million in the prior-year quarter. The decrease was driven by slower retail traffic, both in-store and online, higher customer inventory levels, and macroeconomic factors. Foreign exchange accounted for $8 million of the sales reduction.
•Net sales decreased 38% in the Americas, to $98 million, from $156 million in the prior-year quarter. EMEA net sales decreased 58%, to $27 million, from $63 million in the prior-year quarter. APAC net sales decreased 36% to $41 million, from $64 million in the prior-year quarter.
•Foreign currency negatively impacted net sales by $3 million and $5 million, in EMEA and APAC, respectively.
•Gross profit decreased 44% to $36 million, or 22% of net sales, compared to $64 million or 23% of net sales in the prior year. The decrease was primarily driven by lower volumes and was partially offset by pricing actions.
•Net loss was $114 million, or (69.1)% of net sales, compared to a net loss of $75 million, or (26.3)% of net sales, in the prior-year quarter. Adjusted net loss was $78 million, or (47.3)% of net sales, compared to $46 million, or (16.4)% of net sales, in the prior-year quarter.
•Adjusted EBITDA was a loss of $30 million, or (18.2)% of net sales, compared to Adjusted EBITDA loss of $36 million, or (12.7)% of net sales, in the prior-year quarter, primarily driven by lower sales partially offset by selling, general, and administrative expense reductions.
•Net cash used in operating activities was $112 million for the three months ended December 31, 2022, as compared to $188 million in the prior year-quarter. The $76 million year-over-year improvement was primarily related to reduced inventory levels.
On December 12, 2022, Weber announced that it has entered into a definitive merger agreement pursuant to which investment funds managed by BDT Capital Partners LLC ("BDT") will purchase all of the outstanding Class A Shares that they do not already own, for $8.05 per share of Class A common stock of Weber, which implies a total enterprise value of $3.7 billion for Weber. A special committee of the board of directors (the "Special Committee"), comprised solely of independent directors, advised by its own independent financial and legal advisors, unanimously recommended that the Weber board approve the transaction. Acting upon the recommendation of the Special Committee, Weber’s board approved the transaction. Upon completion of the transaction, Weber will become a privately held company majority owned by BDT investment funds. The transaction is expected to close in the first half of 2023, subject to customary closing conditions.
ABOUT WEBER INC.
Weber Inc. headquartered in Palatine, Ill., is the world’s leading barbecue brand. The Company’s founder George Stephen, Sr., established the outdoor cooking category when he invented the original kettle charcoal grill 70 years ago. Weber offers a comprehensive, innovative product portfolio, including charcoal, gas, pellet and electric grills, smokers, and accessories designed to help outdoor cooking enthusiasts discover what’s possible. Weber offers its barbecue grills and accessories, services, and experiences to a passionate community of millions across 78 countries.
LUMIN™ is a trademark of Weber-Stephen Products LLC and is the subject of pending registrations or applications in the United States and other countries.
NON-GAAP FINANCIAL MEASURES
This press release contains certain financial measures not presented in accordance with GAAP, including Adjusted EBITDA and Adjusted Net Loss, which are used by management in making operating decisions, allocating financial resources, and internal planning and forecasting and for business strategy purposes. Adjusted EBITDA and Adjusted Net Loss are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. The use of non-GAAP financial information should not be considered as an alternative to, or more meaningful than, the comparable GAAP measures. In addition, because our non-GAAP measures are not determined in accordance with GAAP, it is susceptible to differing calculations, and not all comparable or peer companies may calculate their non-GAAP measures in the same manner.
Management believes that such measures are commonly reported by issuers and widely used by investors as indicators of a company’s operating performance. Please refer to the reconciliations of Adjusted EBITDA and Adjusted Net Loss to the most directly comparable financial measures prepared in accordance with GAAP below.
FORWARD-LOOKING STATEMENTS
This press release contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Weber’s expectations or beliefs concerning future events. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including those factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K.
Our future results could be affected by a variety of other factors, including: uncertainty of the magnitude, duration, geographic reach, impact on the global economy and current and potential travel restrictions of the COVID-19 outbreak; the current, and uncertain future, impact of the COVID-19 outbreak on our business, growth, reputation, prospects, financial condition, operating results (including components of our financial results), and cash flows and liquidity; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the ability to realize the anticipated benefits and synergies from business acquisitions in the amounts and at the times expected; the impact of competitive conditions; the effectiveness of pricing, advertising, and promotional programs; the success of innovation, renovation and new product introductions; the recoverability of the carrying value of goodwill and other intangibles; the success of productivity improvements and business transitions; commodity and energy prices; transportation costs; labor costs; disruptions or inefficiencies in supply chain; the availability of and interest rates on short-term and long-term financing; the levels of spending on systems initiatives, properties, business opportunities, integration of acquired businesses, and other general and administrative costs; changes in consumer behavior and preferences; the effect of U.S. and foreign economic conditions on items such as interest rates, statutory tax rates, currency conversion and availability; legal and regulatory factors including the impact of any product recalls; and business disruption or other losses from war, pandemic, terrorist acts or political unrest.

INVESTOR RELATIONS CONTACT:
Brian Eichenlaub
investors@weber.com

MEDIA CONTACT:
Kristina Peterson-Lohman
media@weber.com

Weber Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands, except share data)

	December 31, 2022	September 30, 2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$37,702	$24,568
Accounts receivable, less allowances	89,203	54,667
Inventories, net	391,379	339,503
Prepaid expenses and other current assets	103,375	91,009
Total current assets	621,659	509,747
Property, equipment and leasehold improvements, net	215,757	211,256
Operating lease right-of-use assets	73,339	71,879
Other long-term assets	67,681	72,732
Trademarks, net	353,588	354,435
Other intangible assets, net	121,420	123,783
Goodwill	106,864	104,142
Total assets	$1,560,308	$1,447,974
Liabilities and equity (deficit)
Current liabilities:
Trade accounts payable	$167,823	$158,298
Accrued expenses	147,118	122,656
Income taxes payable	9,326	5,788
Current portion of long-term debt and other borrowings	293,000	186,910
Short-term debt — related party	4,600	—
Current portion of long-term financing obligation	696	675
Total current liabilities	622,563	474,327
Long-term debt, less current portion	1,210,004	1,213,235
Long-term debt — related party	60,789	—
Long-term financing obligation, less current portion	37,532	37,719
Non-current operating lease liabilities	61,670	60,544
Other long-term liabilities	72,119	74,085
Total liabilities	2,064,677	1,859,910
Commitments and Contingencies
Class A Common Stock, $0.001 par value - 3,000,000,000 shares authorized, 53,738,392 and 53,102,598 shares issued and outstanding as of December 31, 2022 and September 30, 2022, respectively	54	53
Class B Common Stock, $0.00001 par value - 1,500,000,000 shares authorized, 234,476,377 and 234,506,636 shares issued and outstanding as of December 31, 2022 and September 30, 2022, respectively	2	2
Preferred Stock, $0.0001 par value - 1,500,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2022 and September 30, 2022	—	—
Additional paid-in capital	15,807	15,735
Accumulated other comprehensive loss	(2,072)	(4,762)
Retained earnings (deficit)	(115,041)	(87,851)
Total Weber Inc. equity (deficit)	(101,250)	(76,823)
Noncontrolling interests	(403,119)	(335,113)
Total equity (deficit)	(504,369)	(411,936)
Total liabilities and equity (deficit)	$1,560,308	$1,447,974

Weber Inc.
Condensed Consolidated Statements of Operations
(dollars in thousands, except share and per share data)
(unaudited)

	Three Months Ended December 31,
	2022	2021
Net sales	$164,899	$283,141
Cost of goods sold	128,951	219,128
Gross profit	35,948	64,013
Operating expenses:
Selling, general and administrative	122,381	148,084
Amortization of intangible assets	5,073	5,174
Restructuring costs	(1,166)	—
Loss from operations	(90,340)	(89,245)
Foreign currency (gain) loss	(11,041)	164
Interest expense, net	29,519	15,531
Loss before taxes	(108,818)	(104,940)
Income tax expense (benefit)	5,073	(30,387)
Net loss	(113,891)	(74,553)
Net loss attributable to noncontrolling interests	(86,701)	(91,330)
Net (loss) income attributable to Weber Inc.	$(27,190)	$16,777
Earnings (loss) per share of Class A common stock
Basic	$(0.50)	$0.31
Diluted	$(0.50)	$(0.19)
Weighted average shares outstanding
Basic	54,604,105	53,309,932
Diluted	54,604,105	287,955,151

Weber Inc.
Condensed Consolidated Statement of Cash Flows
(dollars in thousands)
(unaudited)

	Three Months Ended December 31,
	2022	2021
Operating activities
Net loss	$(113,891)	$(74,553)
Adjustments to reconcile net loss to net cash used in operating activities:
Provision for depreciation	10,033	8,613
Provision for amortization of intangible assets	5,073	5,174
Provision for amortization of deferred financing costs	1,800	1,022
Deferred income tax (benefit) expense	(305)	340
Stock-based compensation	8,537	25,511
Changes in operating assets and liabilities:
Accounts receivable	(29,242)	(18,345)
Inventories	(34,456)	(139,694)
Prepaid expenses and other current assets	(4,585)	(46,606)
Trade accounts payable	14,585	52,464
Accrued expenses	24,308	(10,554)
Income taxes payable	3,226	3,074
Other	3,296	5,661
Net cash used in operating activities	(111,621)	(187,893)
Investing activities
Proceeds from disposal of property, equipment and leasehold improvements	3	10
Additions to property, equipment and leasehold improvements	(24,440)	(25,876)
Net cash used in investing activities	(24,437)	(25,866)
Financing activities
Proceeds from issuance of long-term debt — related party	62,424	—
Payments for deferred financing costs	(6,719)	—
Payments for capitalized offering costs	—	(2,109)
Interest rate swap settlement payments	(1,478)	(1,478)
Proceeds from contribution of capital, net	—	11,346
Dividends paid	(70)	(2,123)
Members’ distributions	11	(9,627)
Borrowings from revolving credit facility	177,500	203,000
Payments on revolving credit facility	(66,500)	(42,000)
Borrowings from revolving loan — related party	4,600	—
Payments of other borrowings	(4,910)	—
Payments of long-term debt	(3,750)	(3,125)
Shares withheld to satisfy employee tax obligations	(1,520)	(351)
Other financing activities	(360)	(197)
Net cash provided by financing activities	159,228	153,336
Effect of exchange rate changes on cash and cash equivalents	(10,036)	(895)
Increase (decrease) in cash and cash equivalents	13,134	(61,318)
Cash and cash equivalents at beginning of period	24,568	107,517
Cash and cash equivalents at end of period	$37,702	$46,199
Supplemental disclosures of cash flow information:
Cash paid for interest	$25,808	$13,311
Cash paid for income taxes, net of refunds of $2,491 and $0, respectively	$1,526	$4,439
Supplemental disclosures of non-cash investing information:
Property and equipment included in accounts payable and accrued expenses	$12,413	$26,050

Weber Inc.
Reconciliation of GAAP to Non-GAAP Financial Information
(dollars in thousands)
The following table reconciles loss from operations to adjusted loss from operations; net loss to adjusted net loss; net loss to EBITDA; and EBITDA to Adjusted EBITDA for the periods presented:

	Three Months Ended December 31,
	2022	2021
Loss from operations	$(90,340)	$(89,245)
Adjustments:
Foreign currency gain (loss) (1)	11,041	(164)
Stock-based compensation expense	8,537	25,511
Restructuring costs (2)	(1,166)	—
Business transformation costs (3)	12,734	7,410
Operational transformation costs (4)	13,603	6,648
Financing costs (5)	537	—
Adjusted loss from operations	$(45,054)	$(49,840)
Net loss	$(113,891)	$(74,553)
Adjustments:
Stock-based compensation expense	8,537	25,511
Restructuring costs (2)	(1,166)	—
Business transformation costs (3)	12,734	7,410
Operational transformation costs (4)	13,603	6,648
Financing costs (5)	537	—
Tax impact of adjusting items (6)	1,596	(11,458)
Adjusted net loss	$(78,050)	$(46,442)
Net loss	$(113,891)	$(74,553)
Adjustments:
Interest expense, net	29,519	15,531
Income tax expense	5,073	(30,387)
Depreciation and amortization	15,106	13,787
EBITDA	$(64,193)	$(75,622)
Stock-based compensation expense	8,537	25,511
Restructuring costs (2)	(1,166)	—
Business transformation costs (3)	12,734	7,410
Operational transformation costs (4)	13,603	6,648
Financing costs (5)	537	—
Adjusted EBITDA	$(29,948)	$(36,053)
______________
(1)Adjusted loss from operations includes foreign currency gain (loss) in order to align adjusted loss from operations with Adjusted EBITDA, with the exception of depreciation and amortization.
(2)“Restructuring costs” are costs associated with the Company's restructuring plan that was implemented in fiscal year 2022, which included the termination of certain senior executives, a workforce reduction of non-manufacturing and distribution headcount, the termination of certain contracts and the disposal of certain other assets.
(3)“Business transformation costs” are costs for business transformation initiatives that require severance or other costs to transition to a new operating model.
(4)“Operational transformation costs” are defined as restructuring and transformation initiatives related to supply chain, operational moves and startups that are designed to enable future productivity. These costs also include significant non-capitalizable systems integration costs, as well was plant shutdown and closure costs that will drive future efficiencies.
(5)“Financing costs” include non-capitalizable costs relating to the Company’s Secured Credit Facility and other financing costs.
(6)“Tax impact of adjusting items” represents the Company's effective tax rate applied to the adjusting items presented.